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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Technology Visions Group, Inc. (the "Company") for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned James B. Lahey, Chief Executive Officer of Technology Visions Group, Inc., and James A. Giansiracusa, Chief Financial Officer of Technology Visions Group, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May __, 2005

                                      /s/ James B. Lahey
                                      ----------------------------------
                                      James B. Lahey
                                      Chief Executive Officer

                                      /s/ James A. Giansiracusa
                                      ----------------------------------
                                      James A. Giansiracusa,
                                      Chief Financial Officer